EXHIBIT 10.1



                               [GRAPHIC OMITTEED]



                            STOCK EXCHANGE AGREEMENT

                  This Stock Exchange Agreement (the "AGREEMENT") dated as of the __ day of _________, 2001 is by and amongst DUCT 2, Inc., an Ohio corporation (hereinafter referred to as "Buyer"), DUCT Utility Construction & Technologies, Inc., a Colorado corporation (hereinafter referred to as "DUCT"), and, BJ Boring, Inc., a Texas corporation, (the "Company"), Matthew Williams and Joseph Williams (hereinafter referred to as the "Shareholders"). The Shareholders and the Company may jointly be referred to as the "Seller".

         WHEREAS, the respective Board of Directors of the Buyer and the Company deem the acquisition by Buyer of all of the issued and outstanding capital stock of the Company on the terms set forth in this Agreement to be desirable, generally for the welfare and advantage of each, and in the best interests of the shareholders of each; and

         WHEREAS, the Buyer is a wholly owned subsidiary of DUCT; and

         WHEREAS, the parties desire that this transaction be treated as a tax-free exchange under section 368 of the Internal Revenue Code.

         NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants herein contained, and for the purpose of prescribing the terms and conditions of such acquisition, the mode of carrying it into effect, and such other details and provisions as are necessary or desirable, the parties hereto hereby represent, warrant, covenant and agree as follows:

                                    ARTICLE I
                                PLAN OF AGREEMENT

         1.01 Number of Shares and Purchase Price. Subject to the further conditions of this Agreement and the truth of the representations and warranties provided herein the Seller agrees to exchange 1,000 shares of the common stock of Seller, said shares

                                                            DUCT _____ BJB _____
representing all of the issued and outstanding shares of common stock of Seller, for a total of 195,000 shares of unregistered common stock of DUCT. Attached and marked Exhibit 1.01 is a list of all of the shareholders of the Seller together with the number of shares of common stock owned by each.

         The current shareholders of the Seller shall receive such number of shares of DUCT shares based upon their equity ownership in the Seller.

         The Shareholders who are executing this Agreement shall deliver their shares of BJ Boring, Inc. duly endorsed for transfer in exchange for their shares of DUCT.

         In addition to the exchange of shares, the Buyer shall pay the following liabilities as set forth herein:

         As to Joseph Williams $119,798.62

         As to Cathy Barr $38,000

         The foregoing shall be payable by Buyer nine months following the date of closing. Interest on the outstanding principal balance shall accrue at the rate of 8% per annum.

          The Company has not incurred any liabilities in excess of $5,000 since the June 30, 2001 Balance Sheet that is attached hereto as Exhibit 2.02. To the extent that the Buyer becomes obligated for any liabilities in excess of $5,000 that are not set forth on the June 30, 2001 balance sheet, Buyer shall have the right to offset those amounts due Williams and Barr. Attached and marked Exhibit 1.01(b) is consents by Williams and Barr to the terms set forth herein.

         1.02 Employment. In addition to the exchange of shares and as a material inducement for the Shareholders entering into this Agreement, it is contemplated that immediately following the closing the Buyer shall enter into employment agreements with Matt Williams, Joseph Williams, and Steven Talley at $75,000 per year. These employees will continue to be employed by the Seller. In addition to the annual compensation, the Shareholders shall be entitled to participate in such benefit plans as are generally available to the employees of the Seller then in effect.

                                       2                    DUCT _____ BJB _____

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                              AND THE SHAREHOLDERS

         The Seller and its shareholders represent and warrant to Buyer that:
         2.01 Incorporation, Common Stock, Etc. The Company is a corporation duly organized and existing in good standing under the laws of the State of Texas. Attached hereto, as Exhibit 2.01, is a copy of the Company's good standing certificate. The Company has full corporate power and authority to carry on its business as it is now being conducted and to own and operate its assets, businesses and properties. Company has authorized capital stock consisting of 100,000 shares of Common Stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding. There are no preferred shares authorized. There are and at the Closing will be no outstanding subscriptions, options, warrants, convertible securities, calls, commitments or agreements calling for or requiring issuance or transfer, sale or other disposition of any shares of capital stock of the Company or calling for or requiring the issuance of any securities or rights convertible into or exchangeable (including on a contingent basis) for shares of capital stock. All of the outstanding shares of the Company are duly authorized, validly issued, fully paid and non-assessable. There are no dividends due, to be paid or are in arrears with respect to any of the capital stock of Company.

         2.02 Company Financial Statements. Attached hereto as Exhibit 2.02 are the most recent financial statements for the Company dated as of June 30, 2001 and December 31, 2000. Said financial statements include the Company's Balance Sheet, Income Statement, and Changes in Stockholders Equity. The financial statements present fairly the financial position of the Company as of the dates set forth in the financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles. There has been no material change in the financial condition since the date of the financial statements. All liabilities, contingent or otherwise, are set forth in the financial statements and there are no undisclosed

                                       3                    DUCT _____ BJB _____
liabilities of any kind or nature. Since the date of the financial statements, the Company has not incurred any liabilities in excess of $5,000 and except as contemplated by this transaction, there have been no transactions entered into outside of the usual course of business.

         The Seller and the Shareholders, at the expense of DUCT, further agrees to provide the Buyer within 60 days of closing with certified financial statements in conformity with Securities and Exchange Commission reporting requirements. If the Company is unable to provide the required certified financial statements or, the certified financial statements reflect a material change in the financial condition of the Company from that which was represented in the financial statements, then in that event the Buyer may, in its sole and absolute discretion and in addition to any remedies available at law, rescind this Agreement.

         2.03 Litigation and Liens. Except as set forth in Exhibit 2.03, there are no actions, suits, proceedings, or investigations pending or, to the best of its knowledge, threatened or contemplated against the Company, at law or in equity, before any federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign. The Company is not subject to any outstanding judgments or operating under or subject to or in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign. Attached and marked Exhibit 2.03(b) is a list of all outstanding liens filed against the Company.

                  2.04 Compliance with Laws. The Company has complied in all material respects with all laws, regulations, orders, domestic and foreign, and neither the present uses of their properties nor the conduct of its business violate any such laws, regulations, orders or requirements, and except as set forth in Schedule 2.04 (if applicable) the Company has not received any notice of any claim or assertion that it is not so in compliance.

                                       4                    DUCT _____ BJB _____

         2.05 Indebtedness. Except as set forth in the Company Balance Sheet, the Company has not executed any instruments, entered into any agreements or arrangements pursuant to which the either has borrowed any money, incurred or guaranteed any indebtedness or established any line of credit which represents a liability of the Company as of the date thereof.

         2.06 No Material Adverse Change. Since the date of the Company Balance Sheet, there has not been any material adverse change in the condition, financial or otherwise, of any aspect of its business taken as a whole; nor has there been any material transaction entered into by the Company. The Company has not incurred any material obligations, contingent or otherwise except for legal and accounting fees and expenses in connection with the transactions contemplated by this Agreement. There has not been any damage, destruction or loss, whether or not covered by insurance adversely affecting the Company, its business, property or assets; nor has the Company (a) created or incurred any indebtedness; (b) issued, sold, purchased, redeemed or granted any shares of Company Common Stock or any other securities or any options, warrants or other rights to purchase any shares of Company Common Stock except as set forth in
Schedule 2.06; (c) amended its Certificate of Incorporation or bylaws, (d) paid any obligation or liability other than obligations or liabilities reflected in its Balance Sheet dated as of the Company Balance Sheet Date or incurred any liabilities except for legal and accounting fees and disbursements incurred in the ordinary course of business or in connection with this Agreement and the transactions contemplated hereby.

         2.07 No Defaults. Neither the execution nor delivery of this Agreement nor the consummation of the contemplated transaction are events which, of themselves or with the giving of notice or passage of time or both, could constitute a violation of or conflict with or result in any breach of or default under the terms, conditions or provisions of any judgment, law or regulation of the Company's Certificate of Incorporation or Bylaws, or of any agreement or instrument to which the Company is a party or by which it is bound; or could result in the creation or imposition of any lien, charge or encumbrance of any

                                       5                    DUCT _____ BJB _____
nature whatsoever on the property or assets of Company; and no consent of any third party except as expressly contemplated herein is required for the consummation of this Agreement by Company.

         2.08 Corporate Action of Company. The Board of Directors of the Company has duly authorized the execution and delivery of this Agreement. Subject to the approval of the stockholders of the Company, as provided herein, this Agreement constitutes a valid, legal and binding agreement of Company and is enforceable in accordance with its terms.

         2.09 Liabilities. As of the date of this Agreement, the Company has not incurred any liabilities except in the ordinary course of business.

         2.10 Taxes. Except as set forth on Schedule 2.10, all federal, state, and local tax returns, reports and declarations of estimated tax or estimated tax deposit forms required to be filed by Company. The Company has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by it, and has paid all installments of estimated taxes due; and all taxes, levies and other assessments which each is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities. The Company has no knowledge of any tax deficiency that has been or might be asserted against it which would materially and adversely affect the business or operations of the Company. Prior to Closing, The Company shall provide Buyer with copies of all tax returns, of any kind or nature, filed by Company, together with all accounting information.

         2.11 Title to Property; Leases. The Company has good and defensible title in fee simple to, or valid and enforceable leasehold estates in, all properties and assets, which are material to its continued operations, free and clear of all liens, encumbrances, charges or restrictions or are not materially significant or important in relation to its operations and business. All of such leases and subleases under which the Company e is the lessor or sublessor, lessee or sublessee of properties or assets or under which Company holds

                                       6                    DUCT _____ BJB _____
properties or assets as lessee or sublessee are in full force and effect. Company is not in default in respect of any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to their respective rights as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning their respective rights to continued possession of the leased or subleased premises or assets under any such lease or sublease; and Company either owns or leases all such properties as are necessary to its operations as now conducted.

         Attached hereto and marked Exhibit 2.11 is a list of all assets owned by the company including all tangible and intangible assets and assets owned through any subsidiaries.

         2.12 Licenses. The Company has obtained all required licenses, permits or other governmental authorization for the conduct of its business as now being conducted. The Company is in compliance with all laws governing the operation of its business in any jurisdiction where the Company conducts business.

         2.13 Bank Accounts. Attached hereto as Schedule 2.13 is a listing of all bank accounts and account numbers that are currently held by the Company. At Closing, the Company shall deliver to Buyer Board minutes approving Randall A. Drew as a signatory to the bank account and removing any of the other named signatories.

         2.14 Contracts and Commitments. Except as set forth in Exhibit 2.14, there are neither contracts nor commitments of the Company requiring any future payment to an officer, director, employee, agent or shareholder of Company. Also attached and marked as Exhibit 2.14(b) is a list of all current employees and the salary of each.

         2.15 Representations True and Correct. This Agreement and the Schedules and Exhibits attached hereto do not contain any untrue statement of a material fact concerning the Company or omits any material fact concerning the Company which is necessary in order to make the statements therein not misleading. All of the representations and warranties contained herein (including all statements

                                       7                    DUCT _____ BJB _____
contained in any certificate or other instrument delivered by or on behalf of the Shareholders pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing.

         2.16 Retirement Plans. Neither the Company nor any subsidiary, or affiliate is obligated under any pension plan, profit sharing or similar employee benefit plan.

         2.17 Intellectual Property Rights. Attached hereto as Exhibit 2.17 is a list of all trademarks and trade names which are owned by the Company, together with copies of any official notice from any issuing governing organization.

         2.18 Resignations. Attached hereto as Exhibit 2.18 are the resignations of all of the Company's officers and directors. Said resignations will be held in escrow pending closing with DUCT.

         2.19 Indemnification. The Company and the Shareholders jointly and individually shall indemnify and hold Buyer, its officers and directors, harmless of and in respect of:

              (1) Any damage or loss resulting from any loss, any liability of any kind or nature which is not set forth in the financial statements, damage, misrepresentation, breach of warranty or non-fulfillment on the part of the Company under this Agreement or from any misrepresentation or omission from any certificates or other instruments furnished to Company pursuant to this Agreement.

              (2) All actions, suits, proceedings, demands assessments, judgments, costs and expenses incident to any of the foregoing including reasonable attorney's fees and all costs incurred by Buyer to enforce this agreement against Company.


         2.20 Environmental Matters. The Company is in full compliance with all environmental laws and regulations affecting the operation of its business and the ownership or lease of any real estate. The Company has not improperly disposed of any hazardous or toxic waste and as of the date of this Agreement has no toxic or hazardous waste in its possession. The Company has not been advised of any violation or potential violation of any local or federal rules or

                                       8                    DUCT _____ BJB _____
regulations pertaining to environmental matters. The Company has provided Buyer with copies of all environmental audits performed to date.

         2.21 Further Assurances. That the undersigned shareholder, either alone or with the assistance of their own professional advisor, has such knowledge and experience in financial and business matters that the undersigned shareholder(s) are capable of evaluating the merits and risks of entering into this transaction and the shares of common stock to be received from DUCT. That this transaction involves significant investment risk and the undersigned shareholders have the net worth to undertake such risks;

         (b) That the undersigned shareholders have obtained to the extent deemed necessary, the undersigned's own personal professional advice with respect to the risks inherent in this transaction, the suitability of entering into this transaction in light of the undersigned's financial condition and investment needs;

         (c) That the undersigned believe that by entering into this transaction is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of the DUCT shares to be received;

         (d) That the undersigned shareholder(s) have been given reasonable opportunity to ask questions of, and receive answers from, representatives of both Buyer and DUCT concerning the terms and conditions of this Agreement and that the representatives have answered all questions or supplied the requested information to the satisfaction of the shareholder(s).

         (e) That the undersigned recognizes that the Company has only recently commenced operations and prior thereto was a "shell" company with no operations. The Selling shareholders will experience significant dilution as a result of this transaction.

         (f) DUCT is a publicly traded Company. During the past year, the Common Shares of DUCT have traded between $.15 and $5.00. There can be no assurance

                                       9                    DUCT _____ BJB _____
that any active market can or will be sustained in the DUCT common stock. Ownership of the DUCT shares may represent an illiquid investment. Not only will the shares of common stock be subject to Rule 144 as promulgated by the Securities Act of 1933, as amended, general market conditions may make it difficult to liquidate the undersigned's investment in the event of an emergency.

         (g) Should any of the undersigned later desire to dispose of or transfer the Shares in any manner, the Shareholder shall not without first obtaining the opinion of Company counsel that such disposition or transfer may be lawfully made without the registration of the Shares or underlying shares of common stock pursuant to the Securities Act of 1933, as amended, and applicable state securities laws.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER
         Buyer (DUCT 2) represents and warrants to the Shareholders and the Company that:

         3.01 Incorporation, Common Stock, Etc. Buyer is a corporation duly organized and existing in good standing under the laws of the State of Ohio. The Buyer has full corporate power and authority to carry on its business as it is now being conducted and to own and operate its assets, businesses and properties. The Buyer (DUCT 2) has authorized capital stock consisting of 1,000 shares of Common Stock, no par value, of which 1,000 shares were outstanding as of July 26, 2001. All of the outstanding shares of the Buyer are duly authorized, validly issued, fully paid and non-assessable. There are no dividends due, to be paid or are in arrears with respect to any of the capital stock of Buyer. Buyer is a wholly owned subsidiary of DUCT.

         3.02 Buyer Financial Statements. Buyer has not yet commenced operations. Except for organizational expenses advanced by DUCT, it has no assets and has incurred no liabilities.

         DUCT is a public entity that files periodic reports with the Securities and Exchange Commission. Copies of the DUCT reports are accessible through the

                                      10                    DUCT _____ BJB _____

Commission's Internet website located at www.sec.gov (in its EDGAR archives). No warranty or representation of any kind or nature is given as part of this Agreement regarding the accuracy of the DUCT financial statements or any other matter contained in the filings.

         3.03 Litigation. Except as set forth in Exhibit 3.03, there are no actions, suits, proceedings, or investigations pending or, to the best of its knowledge, threatened or contemplated against Buyer at law or in equity, before any federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign. The Buyer is not subject to any outstanding judgments or operating under or subject to or in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign. DUCT has filed suit in Cincinnati, Ohio in connection with its acquisition of Star Communication Services, Inc. and may be subject to a counterclaim.

         3.04 Compliance with Laws. The Buyer has complied in all material respects with all laws, regulations, orders, domestic and foreign, and neither the present uses by Buyer of its properties nor the conduct of its business violate any such laws, regulations, orders or requirements, and the Buyer has not received any notice of any claim or assertion that it is not so in compliance.

         3.05 No Defaults. Neither the execution nor delivery of this Agreement nor the consummation of the contemplated transaction are events which, of themselves or with the giving of notice or passage of time or both, could constitute a violation of or conflict with or result in any breach of or default under the terms, conditions or provisions of any judgment, law or regulation or of Buyer's Certificate of Incorporation or Bylaws, or of any agreement or instrument to which Buyer is a party or by which it is bound; or could result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the property or assets of Buyer; and no consent of any third party except as expressly contemplated herein is required for the consummation of this Agreement by Buyer.

                                      11                    DUCT _____ BJB _____

         3.06 Corporate Action of Buyer. The Board of Directors of the Buyer has duly authorized the execution and delivery of this Agreement. This Agreement constitutes a valid, legal and binding agreement of Buyer and is enforceable in accordance with its terms.

         3.07 Taxes. Except as set forth on Schedule 3.07, all federal, state, and local tax returns, reports and declarations of estimated tax or estimated tax deposit forms required to be filed by Buyer have been duly filed; Buyer has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by it, and has paid all installments of estimated taxes due; and all taxes, levies and other assessments which Buyer is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities. Buyer has no knowledge of any tax deficiency that has been or might be asserted against Buyer that would materially and adversely affect the business or operations of Buyer.

         3.08 Title to Property; Leases. Buyer has good and defensible title in fee simple to, or valid and enforceable leasehold estates in, all properties and assets, which are material to its continued operations, free and clear of all liens, encumbrances, charges or restrictions except as set forth in the attached
Schedule 3.08 or are not materially significant or important in relation to its operations and business. All of such leases and subleases under which Buyer is the lessor or sublessor, lessee or sublessee of properties or assets or under which Buyer holds properties or assets as lessee or sublessee are in full force and effect. Buyer is not in default in respect of any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to their respective rights as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning their respective rights to continued possession of the leased or subleased premises or assets under any such lease or sublease; and Buyer either owns or leases all such properties as are necessary to its operations as now conducted.

                                      12                    DUCT _____ BJB _____

         3.09 Representations True and Correct. This Agreement and the Schedules and Exhibits attached hereto do not contain any untrue statement of a material fact concerning Buyer or omits any material fact concerning Buyer which is necessary in order to make the statements therein not misleading. All of the representations and warranties contained herein (including all statements contained in any certificate or other instrument delivered by or on behalf of the Buyer) shall survive the closing.

         3.10 Indemnification. Buyer shall indemnify and hold Company, its officers and directors, harmless of and in respect of:

              (1) Any damage or loss resulting from any loss, liability, damage, misrepresentation, breach of warranty or non-fulfillment on the part of Buyer under this agreement or from any misrepresentation or omission from any certificates or other instrument furnished to the Company pursuant to this agreement.

              (2) All actions, suits, proceedings, demands assessments, judgments, costs and expenses incident to any of the foregoing including reasonable attorney's fees and all costs incurred by Company to enforce this agreement against Buyer.

                                   ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

           The Shareholders own 100% of the issued and outstanding shares of stock of Company. The Shares are owned free and clear of any liens or encumbrances and that the Shareholders are free to transfer the Shares without the consent of any third party.

         The Shareholders, or their authorized representatives, have had an opportunity to meet with the officers and directors of the Buyer and DUCT and both have provided the Shareholders with any and all information. The Buyer has had an opportunity to review all filings made by DUCT with the Securities and Exchange Commission and is familiar with these filings that are available for inspection at www.sec.gov. DUCT has advised the shareholders that it is involved in litigation with Star Communication Services, Inc. No representation or warranty has been made regarding the outcome of this litigation.

         None of the Shareholders own shares of DUCT.


                                      13                    DUCT _____ BJB _____

                                    ARTICLE V
                 CONDITIONS TO THE OBLIGATIONS OF BUYER TO CLOSE

     The obligations of Buyer under this Agreement are, subject to the fulfillment of the following conditions at, or prior to, the closing date:

         5.01 Representations, Warranties and Covenants. All representations and warranties of the Company contained in this Agreement and in any statement, certificate, schedule or other document delivered by the Company pursuant hereto or in connection herewith shall have been true and accurate in all respects as of the date when made and as of the Closing Date.

         5.02 Covenants, Etc. The Company shall have substantially performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by them prior to, or at, the Closing Date.

         5.03 Certificate. Company shall have delivered to Buyer a certificate of the President and Secretary of Company, dated the Closing Date, certifying to the fulfillment of the conditions set forth in 5.01 and 5.02.

         5.04 Proceedings. No action or proceedings shall have been instituted or threatened against the Company that could materially adversely affect the business of the Company. No action or proceedings shall have been instituted or threatened against any of the parties to this Agreement or their directors or officers before any court or governmental agency to restrain, prohibit or obtain substantial damages in respect of this Agreement or the consummation of the transaction contemplated hereby.

         5.05 Corporate Documents. Prior to Closing the Company shall furnish to Buyer copies of the Certificate of Incorporation of Company and each amendment thereto, if any, which shall be certified by a proper state official; one copy of the By-Laws and minutes of Company by its secretary or an assistant secretary as being currently in effect, and a certificate of good standing issued by the proper state officials of each state in which Company transacts business and is required to qualify.

         5.06 Document & Production. This Agreement is expressly conditioned on Company providing all identified schedules and exhibits at the time of closing.


                                      14                    DUCT _____ BJB _____

                                   ARTICLE VI
                CONDITIONS TO THE OBLIGATIONS OF THE SHAREHOLDERS

    The obligations of the Shareholders is subject to the fulfillment of the following conditions at or prior to the Closing Date:

         6.01 Representations, Warranties and Covenants. All representations and warranties of Buyer contained in this Agreement and in any statement, certificate, schedule or other document delivered pursuant hereto, or in connection herewith, shall have been true and accurate in all respects as of the date when made and as of the Closing Date.

         6.02 Covenants, Etc. Buyer shall have substantially performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to, or at, the Closing Date.

         6.03 Proceedings. No action or proceedings shall have been instituted or threatened against Buyer that could materially and adversely affect the business of Buyer. No actions or proceedings shall have been instituted or threatened against any of the parties to this Agreement, or their directors or officers before any court or governmental agency to restrain, prohibit or obtain substantial damages in respect to this Agreement or the consummation of the transaction contemplated hereby.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         7.01 Abandonment of Agreement. This Agreement may be terminated and the transaction hereby contemplated abandoned at any time prior to the Closing Date, whether before or after the approval and adoption hereof by the shareholders of each Company by (a) the mutual consent of the Board of Directors of Company and Buyer or (b) the Board of Directors of the Company if any condition to its obligations provided in this Agreement has not been met at the time such condition is to be met and has not been waived by it, or (c) by the Board of Directors of Buyer, if any condition to its obligations provided in this



                                      15                    DUCT _____ BJB _____

Agreement has not been met at the time such condition is to be met and has not been waived by it.

         7.02 Liabilities. In the event this Agreement is terminated pursuant to
Section 7.01, no party hereto shall have any liability to the other and each party shall bear their own costs incurred.

         7.03 Assignments. This Agreement may not be assigned except with the written consent of the non-assigning party. Notwithstanding the foregoing, the rights of the Shareholders to receive the Shares shall be freely assignable.

         7.04 Survival of Representations and Warranties. Company and Buyer agree all representations and warranties contained herein or made hereunder shall survive the Closing, except that any breach disclosed in writing to either party prior to Closing is waived by such party if it elects to close notwithstanding such breach.

         7.05 Notices. All notices, demands and other communications that may be or are required to be given pursuant to this Agreement shall be given or made when personally delivered or when deposited in the United States Mail, first class, postage pre-paid, addressed as follows:

If to Company to:          Mr. Joseph Williams
                           BJ Boring, Inc.
                           Route 1 Box 640
                           Wolfe City, TX 74598

With a copy to:            Mr. Carl Bryan
                           Bryan & Mattison
                           315 Jefferson Street
                           PO Box 1007
                           Sulphur Springs, TX  75483-1007

or to such other address as Company may, from time to time, designate by Notice to the Buyer

If to Buyer to:             Randall Drew
                            DUCT 2, Inc.
                            320 Whetstone Alley, Suite B
                            Cincinnati, OH  45202


                                      16                    DUCT _____ BJB _____

With a copy to:            Mr. Jeffrey Klein, Esq.
                                    980 North Federal Highway, Suite 406
                                    Boca Raton, FL  33431

or to such other addresses as Buyer may, from time to time, designate by notice to Company.

         7.06 Closing. The closing date for the contemplated transaction shall be on August 15, 2001 or such other mutually agreeable date.

         7.07 Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes and cancels any and all prior agreements between the parties relating to its subject matter. The representations, warranties, covenants and conditions of the obligations of the parties hereto may not be orally amended, modified or altered, but may be amended, modified or altered in a writing signed by each of the parties, whether before or after the meeting of shareholders of Company contemplated herein.

         7.08 Captions. The captions of Articles and Sections of Articles hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

         7.09 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the state of Ohio and jurisdiction for any dispute shall be in Ohio.

         7.10 Waivers. Any failure of either party hereto to comply with any of its obligations or agreements, or to fulfill conditions herein contained may be waived in writing by the other party. No waiver by any party of any condition or the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

         7.11 Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one agreement, binding upon all of the parties hereto, notwithstanding that not all of the parties are signatory to the original or the same counterpart.

                                      17                    DUCT _____ BJB _____

         7.12 Successors. The terms covenants and conditions of the Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

         7.13 Binding Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

         This Agreement is entered into the date first entered above.



DUCT 2, Inc.                                         WITNESS:


----------------------------              ----------------------------
By:  Randall A. Drew, CEO

DUCT Utility Construction & Technologies, Inc.


----------------------------              ----------------------------
By:  Randall A. Drew, CEO

BJ Boring, Inc.


----------------------------              ----------------------------
By: Joseph WIlliams, President

THE SHAREHOLDERS


----------------------------              ----------------------------
Matthew Williams


----------------------------              ----------------------------
Joseph Williams


                                      18                    DUCT _____ BJB _____

                                  EXHIBIT 1.01
                                  SHAREHOLDERS

                             PRE EXCHANGE OWNERSHIP

SHAREHOLDER                BJ BORING SHARES          DUCT SHARES
-----------------------------------------------------------------
Matt Williams                               250           0
Joe Williams                                750           0


                             POST EXCHANGE OWNERSHIP

SHAREHOLDER                BJ BORING SHARES          DUCT SHARES
-----------------------------------------------------------------
Matt Williams                      0                   48,750
Joe Williams                       0                  146,250


                                 EXHIBIT 1.01(b)
                         CONSENT TO DEFER NOTE REPAYMENT


The undersigned, note holders of BJ Boring, Inc., hereby consent to defer the repayment of notes outstanding from August 15, 2001, to 9 months following the date of closing of a stock exchange agreement between BJ Boring, Inc. and DUCT 2, Inc. Upon closing, said notes shall accrue interest at 8% per annum.



--------------------------
Joseph Williams



--------------------------
Cathy Barr


                                  EXHIBIT 2.02
                         BJ BORING FINANCIAL STATEMENTS
                                    ATTACHED


                                  EXHIBIT 2.03
                                   LITIGATION
                                      NONE



                                      19                    DUCT _____ BJB _____

                                 EXHIBIT 2.03(b)
                                      LIENS
                                      NONE


                                  SCHEDULE 2.04
                              COMPLIANCE WITH LAWS
                                      NONE


                                  SCHEDULE 2.06
                              COMMON STOCK ISSUANCE
                                      NONE


                                  SCHEDULE 2.10
                       EXCEPTIONS TO REQUIRED TAX FILINGS
                                      NONE


                                  EXHIBIT 2.11
                            LISTING OF COMPANY ASSETS
                                    ATTACHED


                                  SCHEDULE 2.13
                                  BANK ACCOUNTS

                     INSTITUTION                        ACCOUNT
                     ------------------------------------------
                     The First Bank of Celeste          59717
                     PO Box 7
                     Celeste, TX  75423
                     903-568-4211


                                  EXHIBIT 2.14
                        EMPLOYEE CONTRACTS & COMMITMENTS
                                      NONE

                                 EXHIBIT 2.14(b)
                   CURRENT OFFICERS & EMPLOYEES & COMPENSATION


      JOE WILLIAMS, President - $52,000 plus a portion of year-end profits

                      BEV WILLIAMS, Vice President - $0.00

    MATT WILLIAMS, Vice President - 52,000 plus a portion of year-end profits

                                      20                    DUCT _____ BJB _____

                JENNIFER WILLIAMS, Secretary & Treasurer - $4,800

   STEVEN TALLEY, Vice President - $52,000 plus a portion of year-end profits

                    MACEY TALLEY, Assistant Treasurer - $0.00

                       JOHN SMITH, Fiber Manager, $36,000

                                  EXHIBIT 2.17
                             TRADEMARKS & TRADENAMES
                                      NONE

                                  EXHIBIT 2.18
                                  RESIGNATIONS

I, Joe Williams, an officer and director of BJ Boring, Inc., hereby resign as a director of the corporation effective at __:__ o'clock, _:m., July __, 2001.


                                             ---------------------------------
                                             Joe Williams


I, Bev Williams, an officer and director of BJ Boring, Inc., hereby resign as a director of the corporation effective at __:__ o'clock, _:m., July __, 2001.


                                             ---------------------------------
                                             Bev Williams


I, Matt Williams, an officer and director of BJ Boring, Inc., hereby resign as a director of the corporation effective at __:__ o'clock, _:m., July __, 2001.


                                             ---------------------------------
                                             Matt Williams


I, Jennifer Williams, an officer and director of BJ Boring, Inc., hereby resign as a director of the corporation effective at __:__ o'clock, _:m., July __, 2001.


                                             ---------------------------------
                                             Jennifer Williams


I, Macey Talley, a director of BJ Boring, Inc., hereby resign as a director of the corporation effective at __:__ o'clock, _:m., July __, 2001.


                                             ---------------------------------
                                             Macey Talley


I, Steven Talley, a director of BJ Boring, Inc., hereby resign as a director of the corporation effective at __:__ o'clock, _:m., July __, 2001.


                                             ---------------------------------
                                            Steven Talley

                                      21                    DUCT _____ BJB _____